Quarterly Holdings Report
for
Fidelity Asset Manager® 30%
June 30, 2024
TAN-NPRT3-0824
1.849901.116
Equity Central Funds - 38.9%
	Shares	Value ($)
Fidelity Commodity Strategy Central Fund (a)	106,080	9,853,765
Fidelity Emerging Markets Equity Central Fund (a)	440,760	96,266,308
Fidelity International Equity Central Fund (a)	1,799,973	189,069,204
Fidelity Real Estate Equity Central Fund (a)	65,081	8,254,272
Fidelity U.S. Equity Central Fund (a)	3,519,129	481,135,328
TOTAL EQUITY CENTRAL FUNDS (Cost $457,262,584)		784,578,877

Fixed-Income Central Funds - 48.8%
	Shares	Value ($)
High Yield Fixed-Income Funds - 2.5%
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	175,168	15,088,998
Fidelity Floating Rate Central Fund (a)	208,126	20,390,060
Fidelity High Income Central Fund (a)	145,240	15,164,484
TOTAL HIGH YIELD FIXED-INCOME FUNDS		50,643,542
Investment Grade Fixed-Income Funds - 46.3%
Fidelity Inflation-Protected Bond Index Central Fund (a)	223,979	20,023,708
Fidelity International Credit Central Fund (a)	63,532	5,128,939
Fidelity Investment Grade Bond Central Fund (a)	9,377,417	908,109,028
TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		933,261,675
TOTAL FIXED-INCOME CENTRAL FUNDS (Cost $1,080,411,320)		983,905,217

Money Market Central Funds - 4.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (b)	91,027,916	91,046,122
Fidelity Securities Lending Cash Central Fund 5.38% (b)(c)	2,186,031	2,186,250
TOTAL MONEY MARKET CENTRAL FUNDS (Cost $93,232,372)		93,232,372

U.S. Treasury Obligations - 0.3%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.3% to 5.31% 9/5/24 to 9/19/24 (e) (Cost $5,077,084)	5,130,000	5,077,282

Investment Companies - 7.5%
	Shares	Value ($)
Fidelity Enhanced Mid Cap ETF (f)	170,530	5,022,109
Fidelity Hedged Equity ETF (f)	1,006,916	26,049,622
Fidelity Low Duration Bond ETF (f)	2,040,024	102,348,003
iShares 20+ Year Treasury Bond ETF	112,394	10,315,521
iShares Russell 2000 ETF (g)	37,338	7,575,507
TOTAL INVESTMENT COMPANIES (Cost $151,132,628)		151,310,762

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $1,787,115,988)	2,018,104,510
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(2,209,004)
NET ASSETS - 100.0%	2,015,895,506

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	317	Sep 2024	87,515,775	(280,875)	(280,875)
ICE MSCI EAFE Index Contracts (United States)	188	Sep 2024	22,026,080	(139,838)	(139,838)
ICE MSCI Emerging Markets Index Contracts (United States)	353	Sep 2024	19,206,730	(51,470)	(51,470)

TOTAL FUTURES CONTRACTS					(472,183)
The notional amount of futures sold as a percentage of Net Assets is 6.4%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Investment made with cash collateral received from securities on loan.
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $5,077,282.
(f)	Affiliated Fund
(g)	Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	63,662,251	259,661,199	232,277,454	3,547,561	126	-	91,046,122	0.2%
Fidelity Commodity Strategy Central Fund	4,615,345	6,022,247	745,021	86,231	(105,651)	66,845	9,853,765	4.3%
Fidelity Emerging Markets Debt Central Fund	1,766,594	16,789	1,816,898	15,468	(326,831)	360,346	-	0.0%
Fidelity Emerging Markets Debt Local Currency Central Fund	16,932,788	1,305,869	2,703,166	1,305,870	(419,014)	(27,479)	15,088,998	5.8%
Fidelity Emerging Markets Equity Central Fund	87,366,529	3,517,295	8,412,142	1,301,751	(930,443)	14,725,069	96,266,308	4.0%
Fidelity Floating Rate Central Fund	26,845,875	2,508,793	8,968,365	1,703,718	(124,186)	127,943	20,390,060	1.4%
Fidelity Hedged Equity Central Fund	26,352,919	272,781	31,159,993	272,782	4,485,374	48,919	-	0.0%
Fidelity High Income Central Fund	10,261,998	6,133,640	1,571,980	723,757	5,542	335,284	15,164,484	1.1%
Fidelity Inflation-Protected Bond Index Central Fund	20,169,277	12,726,950	13,117,130	1,031,548	(1,416,442)	1,661,053	20,023,708	4.7%
Fidelity International Credit Central Fund	5,128,668	335,440	636,454	162,070	(107,381)	408,666	5,128,939	5.6%
Fidelity International Equity Central Fund	170,044,678	9,471,878	21,134,044	3,724,868	622,783	30,063,909	189,069,204	3.5%
Fidelity Investment Grade Bond Central Fund	932,760,855	66,543,710	121,566,766	29,758,884	(12,100,014)	42,471,243	908,109,028	2.3%
Fidelity Money Market Central Fund 0.45%	149,067,807	7,108,619	156,176,491	3,536,167	(9,690)	9,755	-	0.0%
Fidelity Real Estate Equity Central Fund	8,006,189	532,636	1,272,735	186,073	9,456	978,726	8,254,272	0.8%
Fidelity Securities Lending Cash Central Fund 5.38%	12,344,200	101,190,272	111,348,222	3,722	-	-	2,186,250	0.0%
Fidelity U.S. Equity Central Fund	416,893,259	40,209,591	49,904,270	26,003,393	5,394,111	68,542,637	481,135,328	2.5%
Total	1,952,219,232	517,557,709	762,811,131	73,363,863	(5,022,260)	159,772,916	1,861,716,466

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Enhanced Mid Cap ETF	-	5,130,174	-	13,131	-	(108,065)	5,022,109
Fidelity Hedged Equity ETF	-	27,919,025	2,497,439	30,207	(17,498)	645,534	26,049,622
Fidelity Low Duration Bond ETF	-	102,291,435	-	1,089,373	-	56,568	102,348,003
Fidelity Low Volatility Factor ETF	-	19,853,071	20,540,059	59,079	686,988	-	-
	-	155,193,705	23,037,498	1,191,790	669,490	594,037	133,419,734

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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